Exhibit 23

              CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM


The Board of Directors and Stockholders
LaserSight Incorporated:

We consent to the incorporation by reference in the registration statement (No. 33-96390) on Form S-8, registration statement (No. 33-52170) on Form S-8, registration statement (No. 333-16817) on Form S-8, registration statement (No. 333-16823) on Form S-8, registration statement (No. 333-62587) on Form S-8, registration statement (No. 333-62591) on Form S-8, registration statement (No. 333-84073) on Form S-8, registration statement (No. 333-84075) on Form S-8, registration statement (No. 333-42662) on Form S-8, registration statement (No. 333-75216) on Form S-8, registration statement (No. 333-2198) on Form S-3, registration statement (No. 333-25237) on Form S-3, registration statement (No. 333-36655) on Form S-3, registration statement (No. 333-36837) on Form S-3, registration statement (No. 333-59369) on Form S-3, registration statement (No. 333-68495) on Form S-3, registration statement (No. 333-77825) on Form S-3, registration statement (No. 333-35822) on Form S-3, registration statement (No. 333-46470) on Form S-3, registration statement (No. 333-62634) on Form S-3, registration statement (No. 333-67616) on Form S-3of LaserSight Incorporated of our report dated March 21, 2003, with respect to the consolidated balance sheet of LaserSight Incorporated and Subsidiaries as of December 31, 2002, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2002, which report appears in the December 31, 2003 annual report on Form 10-K of LaserSight Incorporated.

Our report dated March 21, 2003 contains an explanatory paragraph that states that the Company has suffered recurring losses from operations and has a significant accumulated deficit, that raises substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ KMPG LLP
St. Louis, Missouri
March 22, 2005

               CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM


The Board of Directors and Stockholders
LaserSight Incorporated:

We consent to the incorporation by reference in the registration statement (No. 33-96390) on Form S-8, registration statement (No. 33-52170) on Form S-8, registration statement (No. 333-16817) on Form S-8, registration statement (No. 333-16823) on Form S-8, registration statement (No. 333-62587) on Form S-8, registration statement (No. 333-62591) on Form S-8, registration statement (No. 333-84073) on Form S-8, registration statement (No. 333-84075) on Form S-8, registration statement (No. 333-42662) on Form S-8, registration statement (No. 333-75216) on Form S-8, registration statement (No. 333-2198) on Form S-3, registration statement (No. 333-25237) on Form S-3, registration statement (No. 333-36655) on Form S-3, registration statement (No. 333-36837) on Form S-3, registration statement (No. 333-59369) on Form S-3, registration statement (No. 333-68495) on Form S-3, registration statement (No. 333-77825) on Form S-3, registration statement (No. 333-35822) on Form S-3, registration statement (No. 333-46470) on Form S-3, registration statement (No. 333-62634) on Form S-3, registration statement (No. 333-67616) on Form S-3 of LaserSight Incorporated of our report dated February 23, 2005, with respect to the consolidated balance sheet of LaserSight Incorporated and Subsidiaries as of December 31, 2004, and the related consolidated statements of operations, stockholders' deficit, and cash flows for each of the years in the two-year period ended December 31, 2004, which report appears in the December 31, 2004 annual report on Form 10-KSB of LaserSight Incorporated.

Our report dated February 23, 2005 contains an explanatory paragraph that states that the Company has suffered recurring losses from operations and has a significant accumulated deficit, that raises substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Moore Stephens Lovelace, P.A.

Orlando, Florida
March 22, 2005